NYSE
BXG
07

colorful places to live and play®

bluegreen®

M A Y   2 0 0 7

Statements made in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated; risks relating to pending or future litigation; that the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated; new Resort and Communities properties will not open when expected, will cost more to develop or may not be as successful as anticipated; retail prices and homesite yields for Communities properties will be below the Company’s estimates; that cost of sales will not be as expected; that sales to existing owners will not continue at current levels; that deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2007.

Safe Harbor

Since 1994, Bluegreen has grown into the fifth largest(1) publicly-held developer and operator of vacation ownership resort properties

A leader in direct-to-consumer sales of residential home sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major national and regional corporations

Strong balance sheet

        (1)   Vacation Ownership World Magazine, February 2007 (Based on VOI Sales)

Investment Considerations

Resorts

Communities

Q1 2006

39%

71%

Q1 2007

29%

61%

Segment Sales

Vacation Ownership Interests sold
through real-estate based
Bluegreen Vacation Club®

43 in-network resorts, near popular
“drive to” vacation destinations and
Aruba

Expansion into Las Vegas (2008)
and Williamsburg (2008)

Expansion of distribution through
off-site sales offices

Bluegreen Resorts

Approximately 173,000 owners
at 3/31/07

Benefiting from sales to
existing owner base, mitigating
sales and marketing costs

Interest income generated
through Vacation Ownership
Interest financing

Bluegreen Resorts

Leading Positions in Vacation Ownership Industry

$1,743

$1,438

$739

$420

$399

0

500

1000

1500

2000

Wyndham

Marriott

Starwood

Hilton

Bluegreen

VOI Sales (2006)

801,000

352,000

195,000

171,000

127,000

0

100,000

200,000

300,000

400,000

500,000

600,000

700,000

800,000

900,000

Wyndham

Marriott

Starwood

Bluegreen

Hilton

Owners (2006)

149

43

33

19

0

40

80

120

160

Wyndham

Marriott

Bluegreen

Hilton

Starwood

Resorts

Source:  Vacation Ownership World, 2006 VOI Sales Leaders/February 2007

($ in millions)

56

Target market (40-59 years old) is fastest growing segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from 2000 –2010 (1)

Growing acceptance and customer satisfaction

3.9 million households in the U.S. own timeshares (2)

43% industry sales growth (2002-2004) (2)

2000-2010 Estimated 5% market penetration in the $50,000+ income bracket

(1) Source: U.S. Census. Population 15 years and over

(2) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

07

($ in Billions)

colorful places to live and play®

U.S. Timeshare Sales

1

2

3

4

5

6

7

8

9

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

U.S. Timeshare Sales (a)

Sources:  (a) Ragatz Associates, American Economics Group, AIF

$

$8.6 BN

Opportunity:  BXG’s 2005 Timeshare sales = 4% of total U.S. industry sales

$1.52

$1.81

$2.24

$2.53

$1.31

$1.38

0

1

2

3

4

5

6

7

8

9

10

2001

2002

2003

2004

2005

2006

Average Annual Rate
of  Inflation

Source:  inflationdata.com

Average Annual
Unemployment Rate

Source: Economagic.com

Unleaded Regular

Per Gallon, Including

Taxes

Source: U.S. DOE

2.68%

2.83%

1.59%

2.27%

4.74%

5.78%

6.0%

5.51%

($ in billions, except price per gallon /  percentage)

Resistant Industry Growth

3.39%

5.10%

3.24%

4.63%

(1)

Source:  Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, Ragatz Associates

(2)

Source: YPB&R/Yankelovich, Inc. 2006 National Leisure Travel MONITOR

sm

Top 10 Purchase Motivations of Recent Timeshare Buyers (1)

“Approximately 9.2 million U.S. households are interested in acquiring a timesharing interest during the next two years.” (2)

88%

82%

74%

73%

73%

68%

68%

67%

58%

58%

11

 Overall
flexibility

Quality

Credibility

External
exchange

Internal
exchange

Liked
resort,
amenities,
unit

Location
of resort

Save money
on future
vacations

Opportunity
to own at
affordable
price

Treatment
during
sales
presentation

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 43 in-network resorts or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominiums International, LLC (RCI), the largest vacation ownership exchange company.

Bluegreen Vacation Club

Example A                       4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando, Florida (Red

                        Season – Monday through Thursday)

  Plus 3 nights in a one-bedroom vacation villa in MountainLoft in Gatlinburg, Tennessee (Red

  Season – Thursday through Saturday)

  Example B                     7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red

                        Season)

  Example C                     3 nights in a 2 bedroom vacation villa at the Suites at Hershey Resort in Hershey,

                        Pennsylvania (Red Season – Monday through Wednesday)

  Plus 2 nights in a studio vacation villa at the Lodge Alley Inn in Charleston, South Carolina
 (High Red Season – Friday through Saturday)

  Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne in Boyne Falls,
 Michigan (High Red Season – Tuesday through Thursday)

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – January 2006)

Bluegreen Vacation Club

Drive-To Locations

2008

Multi-Faceted Sales Approach

2

3

4

8

10

10

12

13

15

18

19

21

21

0

5

10

15

20

25

30

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

3/31/2007

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

7

88,000

115,000

134,000

153,000

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

180,000

Growing Number of Resort Owners

12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

173,000

16

171,000

3/31/07

18% CAGR

07

% of Sales

colorful places to live and play®
bluegreen®

19%

24%

28%

34%

38%

0

5

10

15

20

25

30

35

40

45

2003

2004

2005

2006

Q1 2007

Upgrade Sales to Existing Owner Base

Multi-pronged Approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Cedar Fair Entertainment, and Other Marketing Alliances

Resorts Marketing

SFAS 152

Deferred revenues from Resort sales based on Sampler Program and sales incentives

Deferral of marketing costs is prohibited

Provision for loan losses – Netted against sales

As of March 31, 2007, $32.8 million and $18.4 million of Resorts sales and profits, respectively, were deferred under the SFAS 152

Underlying financial strength not expected to be affected

Timeshare Accounting

$255

$311

$358

$399

$74

18%

$87

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

2003

2004

2005

2006

Q1 2006

Q1 2007

($ in millions)

16% CAGR

Bluegreen Resorts Sales

07

% of Sales

colorful places to live and play®
bluegreen®

Bluegreen Resorts Cost of Sales

20%

24%

22%

22%

23%

22%

0

5

10

15

20

25

30

2003

2004

2005

2006

Q1 2006

Q1 2007

07

% of Sales

colorful places to live and play®
bluegreen®

72%

63%

58%

58%

52%

53%

55%

60%

64%

63%

0%

10%

20%

30%

40%

50%

60%

70%

80%

FY 2000

FY 2001

FY 2002

CY 2002

CY 2003

CY 2004

CY 2005

CY 2006

Q1 2006

Q1 2007

Bluegreen Resorts Selling and Marketing Costs

2006 = 57% PRO FORMA FOR SFAS 152

$50

$53

$60

$54

$3

182%

$9

$0

$10

$20

$30

$40

$50

$60

$70

2003

2004

2005

2006

Q1 2006

Q1 2007

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle. Pro forma before SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2)

Pro forma before 2006 SFAS 152 adjustment of ($11) million CAGR would have been 9%.

($ in millions)

3 % CAGR (2)

Bluegreen Resorts Field Operating Profit (1)

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency towards other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

07

Golf
Club

colorful places to live and play®
bluegreen®

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

Reduced competition from
homebuilders

Target markets with
sophisticated technology

Bluegreen Communities

07

[redacted]

Golf
Club

colorful places to live and play®
bluegreen®

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business, with
minimal cap-ex

Pre-sales facilitated through
combination of bonding to
completion and corporate guaranty

Replenishing inventory, with new
Communities’ sales commenced in
Q3/Q42006, Q2 2007.

Bluegreen Communities

Concentrated Communities Footprint

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

The Bridges at Preston Crossings™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

Bluegreen Golf Communities

$104

(27%)

$192

$192

$164

$48

$35

0

20

40

60

80

100

120

140

160

180

200

220

2003

2004

2005

2006

Q1 2006

Q1 2007

($ in millions)

16% CAGR

Bluegreen Communities Sales

(1)  Included $7MM bulk sale of land

(1)

07

% of Sales

colorful places to live and play®
bluegreen®

Bluegreen Communities Cost of Sales

55%

52%

55%

59%

51%

$0

$10

$20

$30

$40

$50

$60

$70

2003

2004

2005

2006

Q1 2006

Q1 2007

55%

(1)  Included $7MM bulk sale of land

(1)

07

% of Sales

colorful places to live and play®
bluegreen®

22%

19%

17%

17%

15%

15%

0%

5%

10%

15%

20%

25%

2003

2004

2005

2006

Q1 2006

Q1 2007

Bluegreen Communities Selling and Marketing Expenses

$13

$47

$36

$10

$9

$0

$10

$20

$30

(10%)

$40

$50

$60

40% CAGR

2003

2004

2005

2006

Q1 2006

Q1 2007

Bluegreen Communities Field Operating Profit (1)

$38

(1)      Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest expense and income taxes.

Historically, a routine process

Significant sales in 2004 and 2005 led to earlier than expected sell-out of some communities

Focus on existing and new markets

Inventory with estimated remaining life-of-project sales of approximately $529 million at 12/31/06

Beginning September 2006, sales commenced at recently acquired Texas
Communities with aggregate estimated life-of-project sales of $329 million

Vintage Oaks at the Vineyards, a 3,300 acre Community outside of San Antonio

Bridges at Preston Crossings, a 1,579 acre Bluegreen Golf Community outside of Dallas

King Oaks, a 953-acre parcel in College Station

Q2 2007 sales commenced at Sanctuary River Club at St. Andrews Sound

350-acre follow-on to successful Sanctuary Cove Bluegreen Community

Estimated life-of-project sales of $63.0 million

Replenishing Communities Portfolio

Q1 2007 Financial Results

$445

$631

$684

$673

$122

$122

$0

$100

$200

$300

$400

$500

$600

$700

2003

2004

2005

2006

Q1 '06

Q1 '07

($ in Millions.  Includes revenue from all sources.)

Total Revenue

0%

15% CAGR

$20

$43

$47

$34

$5

$4

$0

$10

$20

$30

$40

$50

$60

2003

2004

2005

2006

Q1 '06

Q1 '07

($ in Millions)

Income Before Cumulative Effect of Accounting Change

19% CAGR

25%

$0.74

$1.43

$1.49

$1.10

$0.13

$0.17

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

$1.80

$2.00

2003

2004

2005

2006

Q1 ’06

Q1 ’07

37

Earnings Per Share(1)

(1)  Before cumulative effect of accounting change

14% CAGR

31%

Additional acquisitions beyond those completed to date are
necessary to achieve consistent quarterly sales growth for
Bluegreen Communities.

Bluegreen Communities are absorbed at varying rates, depending on the market and related market conditions.

Bluegreen Resorts acquisitions require significant lead times to have a meaningful impact on earnings.

Challenges

Construction costs have been increasing. Cost of product
are expected to increase.

Efficiencies from owner sales may continue to be
essentially offset by start-up costs of new affiliations and programs.

Continued growth requires leverage.  Increased leverage
= increased interest expense.

Challenges

Appendix:

Financial Position and Liquidity

Condensed Consolidated Balance Sheets

March 31,

December 31,

2007

2006

ASSETS

(Unaudited)

Cash and cash equivalents (unrestricted)

$

32,657

$               49,672

Cash and cash equivalents (restricted)

21,967

21,476

Total cash and cash equivalents

54,624

71,148

Contracts receivable, net

24,841

23,856

Notes receivable, net

150,911

144,251

Prepaid expenses

12,483

10,800

Other assets

27,846

27,465

Inventory, net

385,817

349,333

Retained interests in notes receivable sold

133,717

130,623

Property and equipment, net

92,852

92,445

Goodwill

4,291

4,291

Total assets

$

887,382

$

854,212

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Accounts payable

$

24,029

$

18,465

Accrued liabilities and other

44,787

49,458

Deferred income

42,728

40,270

Deferred income taxes

90,767

87,624

Receivable-backed notes payable

18,871

21,050

Lines-of-credit and notes payable

124,730

124,412

10.50% senior secured notes payable

55,000

55,000

Junior subordinated debentures

110,827

90,208

Total liabilities

511,739

486,487

Minority interest

16,336

14,702

Total shareholders’ equity

359,307

353,023

Total liabilities and shareholders’ equity

$

887,382

$

854,212

$154

$174

$261

$314

$353

$359

$0

$50

$100

$150

$200

$250

$300

$350

$400

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Mar '07

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

Key Financial Metrics

1.5

2.1

1.0

0.7

0.8

0.9

0.0

0.5

1.0

1.5

2.0

2.5

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Mar '07

$111

$216

$229

$244

$51

0

50

100

150

200

250

300

Financed approximately 95% of
Vacation Ownership Interest
purchases

VOI receivables yield
approximately 15% per year,
generating significant interest
income

Owners are required to make at
least 10% down payment of
sales price in cash or equity and
finance balance over 10 years

In-house servicing of all
receivables

Significant cash generation
potential through the sale of
receivables portfolio

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

Receivables Financing Program

              2003            2004                 2005                 2006            Q1 2007

07

COLORFUL PLACES TO LIVE AND PLAY®

colorful places to live and play®

bluegreen®

Branch Banking & Trust                                    5/08                      $137.5 MM            $       0 MM         $137.5 MM

General Electric Capital Corp.                                  3/08                      $125.0 MM             $110.8 MM        $  14.2 MM

                                                                                                  Amount

                                                                  Facility                       Outstanding                 Amount
                          Expiration                                    Amount             Dec. 31, 2006         Available

Receivables Sale Facilities

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)

$75 Million GMAC Communities A&D Facility (September 2008)

$45 Million GE Big Cedar Receivables Facility (April 2009)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2007)

Credit Facilities

NYSE

BXG

07

colorful places to live and play®

bluegreen®

M A Y   2 0 0 7